                                                                   Exhibit 99.01

                              LETTER OF TRANSMITTAL

                         SBA COMMUNICATIONS CORPORATION

                              OFFER TO EXCHANGE ITS
                        NEW 10 1/4% SENIOR NOTES DUE 2009
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          10 1/4% SENIOR NOTES DUE 2009

                           PURSUANT TO THE PROSPECTUS
                               DATED MARCH , 2001

- --------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON [ ], 2001 (UNLESS EXTENDED BY SBA COMMUNICATIONS CORPORATION IN ITS SOLE DISCRETION) (SUCH TIME AND SUCH DATE, AND AS SUCH TIME AND DATE MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EARLIER OF 5:00 P.M., NEW YORK CITY TIME ON THE EARLIER OF EXPIRATION DATE OR THE DATE WHEN ALL OLD NOTES HAVE BEEN TENDERED.

- --------------------------------------------------------------------------------

     If you desire to accept the Exchange Offer (as defined below), this Letter of Transmittal should be completed, signed, and submitted to:

                               THE EXCHANGE AGENT:

                       STATE STREET BANK AND TRUST COMPANY

      BY REGISTERED OR CERTIFIED MAIL, OVERNIGHT COURIER OR HAND DELIVERY:

                       STATE STREET BANK AND TRUST COMPANY
                              2 AVENUE DE LAFAYETTE
                                BOSTON, MA 02111

                      ATTENTION: CORPORATE TRUST DEPARTMENT

       FACSIMILE TRANSMISSIONS                  TO CONFIRM BY TELEPHONE
       (ELIGIBLE INSTITUTIONS ONLY):            OR FOR INFORMATION CALL:

       (   )_____________                       (   )_____________



     (Originals of all documents sent by facsimile should be sent promptly by hand, overnight courier or registered or certified mail.)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE

DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

     Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. See Instruction 1 hereto. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Ladies and Gentlemen:

     The undersigned hereby tenders to SBA Communications Corporation, a Florida corporation (the "Company"), the aggregate principal amount of the Company's 10 1/4% Senior Notes due 2009 (the "Old Notes") described in Box 1 below, in exchange for a like aggregate principal amount of the Company's new 10 1/4% Senior Notes due 2009 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the prospectus of the Company dated , 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

     Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints State Street Bank and Trust Company as the Exchange Agent (the "Exchange Agent") as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT (AS DESCRIBED UNDER "THE EXCHANGE OFFER - REGISTRATION COVENANT; EXCHANGE OFFER" IN THE PROSPECTUS). THE UNDERSIGNED HAS READ AND AGREES TO ALL THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed in Box 1, below, if they are not already set forth below, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate box below.

     If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below (Box 7), the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated below maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated below maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" (Box 8), please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (SUCH A BROKER-DEALER WHICH IS TENDERING OLD NOTES IS HEREIN REFERRED TO AS A "PARTICIPATING BROKER-DEALER") AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OLD NOTES, WHERE SUCH OLD NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE OR, IF EARLIER, WHEN ALL SUCH NEW NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE

COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

Each New Note will bear interest from the most recent date to which interest has been paid or duly provided for on the Old Note surrendered in exchange for such New Note or, if no such interest has been paid or duly provided for on such Old Note, from February 2, 2001, the date of issuance of the Old Notes. Holders of the Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such Old Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Notes, and will be deemed to have waived the right to receive any interest on such Old Notes accrued from and after that interest payment date or, if no such interest has been paid or duly provided for, from and after February 2, 2001. Interest on the notes is payable semi-annually in arrears on each February 1 and August 1, commencing on August 1, 2001.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except pursuant to the withdrawal rights set forth in the Prospectus, this tender is irrevocable.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES BELOW AND FOLLOW THE INSTRUCTIONS BEGINNING ON PAGE __ HEREOF.

ALL TENDERING HOLDERS COMPLETE THIS BOX 1:

                                      BOX 1

- --------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF NOTES TENDERED

- --------------------------------------------------------------------------------------------------------------------
            Name(s) and Address(es) of Holder(s)              Certificate    Aggregate          Principal
                 (Please fill in, if blank)                   Numbers*       Principal Amount    Amount
                                                                             Represented**      Tendered
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF NOTES TENDERED
- --------------------------------------------------------------------------------------------------------------------
*    Need not be completed by Holders tendering by book-entry transfer (see below).
* *  Unless otherwise indicated in the column labeled "Principal Amount
     Tendered" and subject to the terms and conditions set forth in the
     Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled
     "Aggregate Principal Amount Represented." See Instruction 4.
- --------------------------------------------------------------------------------------------------------------------

                                      BOX 2
                               BOOK-ENTRY TRANSFER
                            (SEE INSTRUCTION 1 BELOW)

- --------------------------------------------------------------------------------
|_|   CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
      TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number: _______________________________________________________


- --------------------------------------------------------------------------------

                                      BOX 3
                          NOTICE OF GUARANTEED DELIVERY
                            (SEE INSTRUCTION 1 BELOW)

- --------------------------------------------------------------------------------
|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):___________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution which Guaranteed Delivery:__________________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution: ____________________________________________

     DTC Account Number: _______________________________________________________

     Transaction Code Number:___________________________________________________


- --------------------------------------------------------------------------------

                                      BOX 4
        RETURN OF NON-EXCHANGED OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER
                        (SEE INSTRUCTIONS 4 AND 6 BELOW)

- --------------------------------------------------------------------------------

|_| CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

- --------------------------------------------------------------------------------

                                      BOX 5
                           PARTICIPATING BROKER-DEALER

- --------------------------------------------------------------------------------
|_|   CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS
      OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES
      OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________


- --------------------------------------------------------------------------------

                                      BOX 6
                           TENDERING HOLDER SIGNATURE
                     (SEE INSTRUCTIONS 2, 5 AND 6  BELOW)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 IN BOX 9 BELOW)

      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

- --------------------------------------------------------------------------------

     MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR THE OLD NOTES HEREBY TENDERED OR ON A SECURITY POSITION LISTING, OR BY A PERSONS(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH (INCLUDING SUCH OPINIONS OF COUNSEL, CERTIFICATIONS AND OTHER INFORMATION AS MAY BE REQUIRED BY THE COMPANY OR THE TRUSTEE FOR THE OLD NOTES TO COMPLY WITH THE RESTRICTIONS ON TRANSFER APPLICABLE TO THE OLD NOTES). IF SIGNATURE IS BY AN ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OFFICER OF A CORPORATION OR ANOTHER ACTING IN A FIDUCIARY CAPACITY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE SIGNER'S FULL TITLE.

                                                    ----------------------------
                                                    (SIGNATURE(S) OF HOLDER(S))

Date              , 2001
    -------------

Name(s):
        ------------------------------------------------------------------------
                                  (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------
Tax Identification or Social Security Number(s):
                                                --------------------------------

                            GUARANTEE OF SIGNATURE(S)
                       (SEE INSTRUCTIONS 1, 2 AND 5 BELOW)


                                               ---------------------------------
                                                      AUTHORIZED SIGNATURE

Name:
     ---------------------------------------------------------------------------
                                  (PLEASE PRINT)

Date:              , 2001
     --------------
Capacity or Title:
                  --------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

- --------------------------------------------------------------------------------

                BOX 7                                       BOX 8
   SPECIAL EXCHANGE INSTRUCTIONS                SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5 AND 6 BELOW)          (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

- --------------------------------------------------------------------------------

     To be completed ONLY if the New              To be completed ONLY if New
Notes are to be issued in the name of         Notes are to be sent to someone
someone other than the to someone             other than the registered holder
other than the registered holder of           of the Old Notes whose name(s)
the registered holder of the Old Notes        appear(s) above, or to such
whose name(s) appear(s) above.                registered holder(s) at an address
                                              other than that

Issue New Notes to:                           Mail New Notes to:

Name: _____________________________           Name: ____________________________
Address: __________________________           Address: _________________________
         __________________________                    _________________________
             (INCLUDE ZIP CODE)                            (INCLUDE ZIP CODE)

Tax Identification or Social Security         Tax Identification or Social
Number: __________________________            Security Number: _________________

- --------------------------------------------------------------------------------

                                      BOX 9
                               SUBSTITUTE FORM W-9

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                            (SEE INSTRUCTION 9 BELOW)
 SIGN THIS SUBSTITUTE FORM W-9 IN ADDITION TO THE SIGNATURE(S) REQUIRED IN BOX 6

- --------------------------------------------------------------------------------
PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY
- --------------------------------------------------------------------------------
SUBSTITUTE                     PART 1 -- PLEASE PROVIDE YOUR
FORM  W - 9                    TIN IN THE BOX AT RIGHT AND       _______________
DEPARTMENT OF THE TREASURY     CERTIFY BY SIGNING AND DATING     Social Security
INTERNAL REVENUE SERVICE       BELOW.                                 Number

                                                                        OR

PAYER'S REQUEST FOR TAXPAYER                                     _______________
IDENTIFICATION NUMBER ("TIN")                                        Employer
                                                                 Identification
                                                                      Number
- --------------------------------------------------------------------------------
                               PART 2 -- Certification --
                               Under Penalties of Perjury, I
                               certify that:

                               (1) The number shown on this
                               form is my correct Taxpayer
                               Identification  Number (or I          PART 3 --
                               am waiting for a number to be
                               issued to me); and
                                                                    Awaiting TIN
                               (2) I am not subject to backup
                               withholding because (a) I am              |_|
                               exempt from back-up withholding;
                               (b) I have not been notified by
                               the Internal Revenue Service("IRS")
                               that I am subject to backup
                               withholding as a result of failure
                               to report all interest or dividends;
                               or (c) the IRS has notified me that
                               I am no longer subject to backup
                               withholding.
- --------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature____________________________________________
Date_____________________

- --------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

- --------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
     I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature ________________________________________Date_______________________

- --------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

GENERAL

     Please do not send Certificates for Old Notes directly to the Company. Your Old Note Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Exchange Agent, at either of the addresses indicated on the first page hereof. THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES

     This Letter of Transmittal is to be completed if either (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. Old Notes must be tendered in whole or in part in the principal amount of $1,000 or integral multiples of $1,000.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer prior to the Expiration Date, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer
- -- Procedures for Tendering Old Notes" in the Prospectus and by completing Box 3 hereof. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, together with this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association, that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.   GUARANTEE OF SIGNATURES

     No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Exchange Instructions" (Box 7) or the box entitled "Special Delivery Instructions" (Box 8) above; or

     (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal (Box 6). See Instruction 5.

3.   INADEQUATE SPACE

     If the space provided in the box captioned "Description of Old Notes" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which should be attached to this Letter of Transmittal.

4.   PARTIAL TENDERS AND WITHDRAWAL RIGHTS

     Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in Box 1 under the column "Principal Amount of Old Notes Tendered". In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your Old Notes Certificate(s) will only be sent to the holder of the Old Notes, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the earlier of 5:00 p.m., New York City time on the earlier of expiration date or the date when all Old Notes have been tendered. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the earlier of the Expiration Date or the date when all Old Notes have been tendered. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such

Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5.   SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS

     If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). However, if New Notes are to be issued in the name of a person other than the registered holder(s), signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the

Trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

     If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed (Box 7 and 8). Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7.   DETERMINATION OF VALIDITY

     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.   QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES

     Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

9.   31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9

     For U.S. Federal income tax purposes, holders are required, unless an exemption applies, to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 of this Letter of Transmittal (Box 9) and certify, under penalties of perjury, that such number is correct and he or she is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer, or with respect to New Notes following the Exchange Offer, may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 (Box 9) may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

     The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below and check the box in Part 2 of Box 9 for "exempt", to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.  LOST, DESTROYED OR STOLEN CERTIFICATES

     If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

11.  SECURITY TRANSFER TAXES

     Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer - Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

- --------------------------------------------------------------------------------
                                                Give the Social
For this type of account:                       Security Number of --
- --------------------------------------------------------------------------------
1.  An individual's account                     The individual

2.  Two or more individuals (joint              The actual owner of the account
    account)                                    or, if combined funds, the first
                                                individual on the account (1)

3.  Husband and wife (joint account)            The actual owner of the account,
                                                or if joint funds, either person
                                                (1)

4.  Custodian account of a minor                The minor (2)
    (Uniform Gift to Minors Act)

5.  Adult and minor (joint account)             The adult or, if the minor is
                                                the only contributor, the minor
                                                (1)

6.  Account in the name of guardian             The ward, minor, or incompetent
    or committee for a designated               person (3)
    ward, minor, or incompetent person

7.  a. A revocable savings trust account        The grantor trustee (1)
       (in which grantor is also trustee)

    b. Any "trust" account that is not a        The actual owner (1)
       legal or valid trust under State
       law

- --------------------------------------------------------------------------------
                                                Give the Social
For this type of account:                       Security Number of --
- --------------------------------------------------------------------------------
8.  Sole proprietorship account                 The owner (4)

9.  A valid trust, estate, or pension           The legal entity (do not furnish
    trust                                       the identifying number of the
                                                personal representative or
                                                trustee unless the legal entity
                                                itself is not designated in the
                                                account title (5))

10. Corporate                                   The corporation

11. Religious, charitable or                    The organization

12. Partnership account                         The partnership

13. Association, club, or                       The organization


14. A broker or registered                      The broker or nominee


15. Account with the                            The public entity
- ---------------------------                     -------------------------

                                                ________________________________



_________________________________________

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. If the owner does not have an employer identification number, furnish the owner's social security number.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2


Obtaining a Number

If you don't have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals). Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7 for International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

To complete Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part~I, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receiver your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding
Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code and the regulations promulgated thereunder.

Payees specifically exempted from backup withholding on ALL payments include the following:
o    A corporation.
o    A financial institution.
o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).
o    The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
o A foreign government or a political subdivision, agency or instrumentality thereof.
o    An international organization or any agency, or instrumentality thereof.
o A registered dealer in securities or commodities registered in the United States or a possession of the United States.
o    A real estate investment trust.
o    A common trust fund operated by a bank under section 584(a).
o    An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
o An entity registered at all times during the tax year under the Investment Company Act of 1940.
o    A foreign central bank of issue.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
o    Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o    Payments made by certain foreign organizations.
o    Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if (i) this interest is $600 or more, and
     (ii) the interest is paid in the course of the payer's trade or business and (iii) you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
o    Payments described in section 6049(b)(5) to nonresident aliens.
o    Payments on tax-free covenant bonds under section 1451.
o    Payments made by certain foreign organizations.
o    Payments made to a nominee.
Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notices - Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the number whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Failure to Report Certain Dividend and Interest Payments. -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to the failure.
(3) Civil Penalty for False Statements With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifying Information. -- If you falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                         SBA COMMUNICATIONS CORPORATION

                              OFFER TO EXCHANGE ITS
                        NEW 10 1/4% SENIOR NOTES DUE 2009
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          10 1/4% SENIOR NOTES DUE 2009

                           PURSUANT TO THE PROSPECTUS
                              DATED MARCH ___, 2001

- --------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, __________,
2001, (UNLESS EXTENDED BY SBA COMMUNICATIONS CORPORATION IN ITS SOLE DISCRETION) (SUCH TIME AND SUCH DATE, AND AS SUCH TIME AND DATE MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO
THE EARLIER OF 5:00 P.M., NEW YORK CITY TIME ON THE EARLIER OF EXPIRATION DATE
OR THE DATE WHEN ALL OLD NOTES HAVE BEEN TENDERED.
- --------------------------------------------------------------------------------

                                                     _____________, 2001

To Our Clients:

     Enclosed for your consideration is a Prospectus (the "Prospectus") and a Letter of Transmittal (the "Letter of Transmittal") which together describe the offer (the "Exchange Offer") by SBA Communications Corporation, a Florida corporation (the "Company"), to exchange its new 10 1/4% senior notes due 2009 (the "New Notes") for any and all of its old 10 1/4% senior notes due 2009 (the "Old Notes").

     WE ARE THE HOLDER OF RECORD OF THE OLD NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER OF SUCH OLD NOTES CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER OLD NOTES HELD BY US FOR YOUR ACCOUNT.

     We request instructions as to whether you wish to have us tender Old Notes on your behalf in respect of any or all of the Old Notes held by us for your account, upon the terms and subject to the conditions of the Exchange Offer.

     Your attention is directed to the following:

     1. The Company will issue $1,000 principal amount at maturity of New Notes for each $1,000 principal amount at maturity of Old Notes accepted in the Exchange Offer. You may instruct us to tender some or all of your Old Notes in the Exchange Offer.

     2. The Exchange Offer will expire at 5:00 p.m., New York City time, _______, 2001, unless the Exchange Offer is extended. Tenders of Old Notes may be withdrawn at any time prior to the earlier of 5:00 p.m., New York City time on the earlier of expiration date or the date when all Old Notes have been tendered.

     3. If you wish to tender any or all of your Old Notes, we must receive your instructions in ample time to permit us to effect a valid tender on your behalf of Old Notes on or prior to the Expiration Date.

     If you wish to have us tender any or all of your Old Notes held by us for your account upon the terms set forth in the Prospectus and Letter of Transmittal, please so instruct us by completing, executing and returning to us the Instruction Form contained in this letter. An envelope in which to return your instructions to us is enclosed. If you authorize the tender of your Old Notes, all such Old Notes will be tendered unless otherwise specified on the Instruction Form. YOUR INSTRUCTIONS SHOULD BE FORWARDED TO US IN AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION DATE.

     The Exchange Offer is not being made to (nor will tenders of Old Notes be accepted from or on behalf of) Holders of Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction. However, the Company, in its sole discretion, may take such action as it may deem necessary to make the Exchange Offer in any such jurisdiction, and may extend the Exchange Offer to Holders of Old Notes in such jurisdiction.

                      INSTRUCTION FORM WITH RESPECT TO THE

                         SBA COMMUNICATIONS CORPORATION

                                OFFER TO EXCHANGE

                        NEW 10 1/4% SENIOR NOTES DUE 2009
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          10 1/4% SENIOR NOTES DUE 2009

                           PURSUANT TO THE PROSPECTUS
                              DATED MARCH ___, 2001

     The undersigned acknowledge(s) receipt of your letter and the enclosed Prospectus (the "Prospectus") and Letter of Transmittal (the "Letter of Transmittal") which together describe the offer (the "Exchange Offer") by SBA Communications Corporation, a Florida corporation (the "Company"), to exchange its new 10 1/4% senior notes due 2009 (the "New Notes") for any and all of its outstanding 10 1/4% senior notes due 2009 (the "Old Notes").

     This will instruct you to tender to the Company the aggregate principal amount of Old Notes indicated below held by you for the account or benefit of the undersigned (or, if no amount is indicated below, for all of the aggregate principal amount of Old Notes held by you for the account of the undersigned) upon the terms and subject to the conditions of the Exchange Offer.

     THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE ELECTION AND RISK OF THE UNDERSIGNED. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

Aggregate Principal Amount of Old Notes to be Tendered:
                                                       -------------------------


                                       SIGN HERE*

                                       -----------------------------------------

                                       Please type or print name(s)


                                       -----------------------------------------

                                       Date:
                                            ------------------------------------

                                       Area Code and Telephone Number:

                                       -----------------------------------------

                                       Taxpayer Identification or Social
                                       Security Number:

                                       -----------------------------------------

* Unless otherwise indicated, it will be assumed that we should tender all of the aggregate principal amount of Old Notes held by us for your account.

                         SBA COMMUNICATIONS CORPORATION

                              OFFER TO EXCHANGE ITS
                        NEW 10 1/4% SENIOR NOTES DUE 2009
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          10 1/4% SENIOR NOTES DUE 2009

                           PURSUANT TO THE PROSPECTUS
                              DATED MARCH ___, 2001

- --------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, __________,
2001, (UNLESS EXTENDED BY SBA COMMUNICATIONS CORPORATION IN ITS SOLE DISCRETION) (SUCH TIME AND SUCH DATE, AND AS SUCH TIME AND DATE MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO
THE EARLIER OF 5:00 P.M., NEW YORK CITY TIME ON THE EARLIER OF EXPIRATION DATE
OR THE DATE WHEN ALL OLD NOTES HAVE BEEN TENDERED.
- --------------------------------------------------------------------------------


                                                     _____________, 2001

To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:

Enclosed for your consideration is a Prospectus (the "Prospectus") and a Letter of Transmittal (the "Letter of Transmittal") which together describe the offer (the "Exchange Offer") by SBA Communications Corporation, a Florida corporation (the "Company"), to exchange its new 10 1/4% senior notes due 2009 (the "New Notes") for any and all of its old 10 1/4% senior notes due 2009 (the "Old Notes").

     Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Prospectus.

     For your information and for forwarding to your clients, we are enclosing the following documents:

     1.   The Prospectus;

     2. Letter of Transmittal for your use and for the information of your clients;

     3. Notice of Guaranteed Delivery to be used to accept the Exchange Offer if the Letter of Transmittal, Old Notes and all other required documents cannot be delivered to the Exchange Agent by the Expiration Date;

     4. A letter which may be sent to your clients for whose accounts you hold Old Notes registered in your name or in the name of your nominee, with an instruction form provided for obtaining such clients' instructions with respect to the Exchange Offer;

     6. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding; and

     7. A return envelope addressed to State Street Bank and Trust Company, the Exchange Agent.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 2001, UNLESS EXTENDED.

     The Company will not pay any fees or commissions to any broker, dealer, commercial bank, trust company or other person in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Company, upon request, will reimburse brokers, dealers, commercial banks, and trust companies for reasonable and customary mailing and handling expenses incurred by them in forwarding any of the enclosed materials to their clients. The Company will pay all transfer taxes to exchange and transfer the Old Notes pursuant to the Exchange Offer, except as otherwise provided in Instruction 11 of the Letter of Transmittal.

     Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to State Street Bank and Trust Company, the Exchange Agent, at its address and telephone number set forth on the front of the Letter of Transmittal.

                                       Very truly yours,

                                       SBA COMMUNICATIONS CORPORATION

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF THE COMPANY, THE EXCHANGE AGENT, THE TRUSTEE, OR OF ANY AFFILIATE OF ANY OF THEM, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR TO MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM WITH RESPECT TO THE EXCHANGE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.